SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2009

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618                                    16-0547600
 (Commission File Number)                  (IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197

                      (Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number including area code: (716) 689-5400

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On November 10, 2009, the registrant announced the appointment of Eric Woon as Managing Director – Asia Pacific. He will also serve as Vice President Columbus McKinnon Asia Pacific Limited, located in Hong Kong, and will be responsible for leading long-term profitable growth for the entire region, with a strong focus on China.  Mr. Woon will also serve as a member of Columbus McKinnon management’s Executive Committee. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 10, 2009

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Karen L. Howard
Name:	Karen L. Howard
Title:	Vice President and Chief
Financial Officer (Principal Financial Officer)

Dated:  November 10, 2009

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 10, 2009